5

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

--------------------------------------------------------------------------------

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - August 31 2009


                          LIQUOR GROUP WHOLESALE, INC.
               (Exact Name of Registrant as Specified in Charter)


             COLORADO                                        000-22095                        84-1039267
     ---------------------------------            ------------------------------             ------------
   (State or Other Jurisdiction                       (Commission File Number)                (IRS Employer
         of Incorporation)                                                                 Identification No.)

         4600 Touchton Road
         Building 100, Suite 150
         Jacksonville, FL                                       32224
-----------------------------------------------               ----------
(Address of Principal Executive Offices)                      (Zip Code)

                                 (904) 285-5885
                        -------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02.        Results of Operations and Financial Condition.

     On August 31, 2009 Liquor Group Wholesale, Inc. LIQR.OB (the "Company") issued a press release announcing, among other things, its unaudited financial results for the year ended August 31, 2009. A copy of the Press Release is furnished as Exhibit 99.1.

SECTION 7 - REGULATION FD

Item 7.01.        Regulation FD Disclosure.

      See Item 2.02 of this report.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.        Description
     -----------        -----------
     99.1               Press Release, dated August 31, 2009
--------------------
*Filed herewith

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, Liquor Group Wholesale, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LIQUOR GROUP WHOLESALE, INC.

By:  /s/ Jason Bandy
     Jason Bandy
     Chief Financial Officer

Date: August 31, 2009
--------------------------------------------------------------------------------